Exhibit 99.1

NEWS RELEASE

For Immediate Release                   Contact:      William W. Sherertz
                                                      President and
                                                      Chief Executive Officer

                                      Telephone:      (503) 220-0988

                                      BBSI
               ANNOUNCES FOURTH QUARTER 2004 OPERATING RESULTS AND
                           FINANCIAL GUIDANCE FOR 1Q05

      PORTLAND, OREGON, February 10, 2005 - Barrett Business Services, Inc. (Nasdaq: BBSI) reported today net income of $2,477,000 for the fourth quarter ended December 31, 2004, an improvement of $1,159,000 over net income of $1,318,000 for the fourth quarter of 2003. Diluted earnings per share for the 2004 fourth quarter were $.40, as compared to diluted earnings per share of $.22 for the same quarter a year ago. For 2004, diluted earnings per share were $1.19, as compared to $.35 for 2003.

      Net revenues for the fourth quarter ended December 31, 2004 totaled $52.0 million, an increase of approximately $15.4 million or 42.1% over the $36.6 million for the same quarter in 2003. For 2004, net revenues were $195 million, an increase of 58.9% over 2003.


                                                   (Unaudited)             (Unaudited)
                                              Fourth Quarter Ended         Year Ended
                                                  December 31,            December 31,
                                              --------------------    --------------------
          Results of Operations                 2004        2003        2004        2003
-------------------------------------------   --------    --------    --------    --------
  (in thousands, except per share amounts)

Revenues:
  Staffing services                           $ 32,317    $ 23,661    $123,514    $ 93,544
  Professional employer service fees            19,651      12,988      71,447      29,177
                                              --------    --------    --------    --------
    Total revenues                              51,968      36,649     194,961     122,721
                                              --------    --------    --------    --------
Cost of revenues:
  Direct payroll costs                          23,883      17,482      91,190      69,099
  Payroll taxes and benefits                    11,988       8,545      45,544      22,916
  Workers' compensation                          5,783       3,680      21,557       9,709
                                              --------    --------    --------    --------
    Total cost of revenues                      41,654      29,707     158,291     101,724
                                              --------    --------    --------    --------
Gross margin                                    10,314       6,942      36,670      20,997
Selling, general and administrative expenses     6,207       4,884      23,844      16,810
Depreciation and amortization                      256         251       1,008       1,058
                                              --------    --------    --------    --------
Income from operations                           3,851       1,807      11,818       3,129
Other income (expense), net                        300         (18)        432        (154)
                                              --------    --------    --------    --------
Income before taxes                              4,151       1,789      12,250       2,975
Provision for income taxes                       1,674         471       4,879         890
                                              --------    --------    --------    --------
Net income                                    $  2,477    $  1,318    $  7,371    $  2,085
                                              --------    --------    --------    --------
Basic earnings per share                      $    .43    $    .23    $   1.29    $    .36
                                              --------    --------    --------    --------
Weighted average basic shares outstanding        5,741       5,660       5,725       5,690
                                              --------    --------    --------    --------
Diluted earnings per share                    $    .40    $    .22    $   1.19    $    .35
                                              --------    --------    --------    --------
Weighted average diluted shares outstanding      6,192       6,088       6,193       5,876
                                              --------    --------    --------    --------

      The Company changed its reporting of PEO revenues from a gross basis to a net basis in 2002. The gross revenues and cost of revenues information below, although not in accordance with generally accepted

Barrett Business Services, Inc.
News Release - Fourth Quarter 2004
February 10, 2005


accounting principles ("GAAP"), is presented for comparison purposes and because management believes such information is more informative as to the level of the Company's business activity and more useful in managing its operations.


                                             (Unaudited)                (Unaudited)
                                          Fourth Quarter Ended          Year Ended
($ in thousands)                             December 31,              December 31,
                                         --------------------      --------------------
                                           2004        2003          2004        2003
                                         --------    --------      --------    --------
Revenues:
  Staffing services                      $ 32,317    $ 23,661      $123,514    $ 93,544
  Professional employer services          119,871      77,366       419,010     173,134
                                         --------    --------      --------    --------
    Total revenues                        152,188     101,027       542,524     266,678
                                         --------    --------      --------    --------

Cost of revenues:
  Direct payroll costs                    122,697      80,510       434,034     211,102
  Payroll taxes and benefits               11,988       8,545        45,544      22,916
  Workers' compensation                     7,189       5,030        26,276      11,663
                                         --------    --------      --------    --------
    Total cost of revenues                141,874      94,085       505,854     245,681
                                         --------    --------      --------    --------
Gross margin                             $ 10,314    $  6,942      $ 36,670    $ 20,997
                                         ========    ========      ========    ========


      Gross revenues of $152.2 million for the 2004 fourth quarter rose 50.6% over the comparable 2003 period. For 2004, gross revenues of $542.5 million increased 103.4% over 2003.

      A reconciliation of non-GAAP gross revenues to net revenues is as follows:

For the fourth quarters ended December 31, 2004 and 2003 (in thousands):


                         Gross Revenue                                         Net Revenue
                        Reporting Method         Reclassification           Reporting Method
                     ---------------------     ---------------------      ---------------------
                       2004         2003         2004         2003          2004         2003
                     --------     --------     ---------    --------      --------     --------
Revenues:
  Staffing services  $ 32,317     $ 23,661     $      --    $     --      $ 32,317     $ 23,661
  Professional
   employer services  119,871       77,366      (100,220)     (64,378)      19,651       12,988
                     --------     --------     ---------    --------      --------     --------
    Total revenues   $152,188     $101,027     $(100,220)   $(64,378)     $ 51,968     $ 36,649
                     ========     ========     =========    ========      ========     ========

Cost of revenues:    $141,874     $ 94,085     $(100,220)   $(64,378)     $ 41,654     $ 29,707
                     ========     ========     =========    ========      ========     ========

For the years ended December 31, 2004 and 2003 (in thousands):

                         Gross Revenue                                         Net Revenue
                        Reporting Method          Reclassification          Reporting Method
                     ---------------------     ---------------------      ---------------------
                       2004         2003         2004          2003         2004         2003
                     --------     --------     ---------    ---------     --------     --------
Revenues:
  Staffing services  $123,514     $ 93,544     $      --    $      --     $123,514     $ 93,544
  Professional
   employer services  419,010      173,134      (347,563)    (143,957)      71,447       29,177
                     --------     --------     ---------    ---------     --------     --------
    Total revenues   $542,524     $266,678     $(347,563)   $(143,957)    $194,961     $122,721
                     ========     ========     =========    =========     ========     ========

Cost of revenues:    $505,854     $245,681     $(347,563)   $(143,957)    $158,291     $101,724
                     ========     ========     =========    =========     ========     ========

      William W. Sherertz, President and Chief Executive Officer, commented that: "We are very pleased with another quarter of strong earnings and revenues, both of which results in 2004 being a record year. The continuing expansion of our PEO and staffing services with a high quality customer base bodes well for an even stronger year in 2005."

      The following summarizes the unaudited consolidated balance sheets at December 31, 2004 and December 31, 2003. Please note that the Company is currently analyzing, but no determination has been made as to the effect, if any, on long-term assets and long-term liabilities related to an accounting principle under which the Company would gross up its balance sheet to include
(1) estimated future receivables from the Company's excess workers' compensation insurance carriers for the estimated future reimbursements to the Company relating to claims that such insurers are obligated to pay pursuant to insurance policies in effect at the time of the insured losses and (2) identical estimated future liabilities for payments to claimants relating to such insured losses.



                                                                     (Unaudited)
                                                             ----------------------------
($ in thousands)                                             December 31,      December 31,
                                                                 2004            2003
                                                             -------------   ------------
                          Assets
Current assets:
  Cash and cash equivalents                                     $12,153        $ 7,785
  Marketable securities                                           4,630             --
  Trade accounts receivable, net                                 23,840         18,481
  Prepaid expenses and other                                      1,364            958
  Deferred income taxes                                           4,100          2,196
                                                                -------         ------
     Total current assets                                        46,087         29,420
Goodwill, net                                                    22,516         18,749
Intangibles, net                                                     25             13
Property, equipment and software, net                             4,301          3,367
Restricted marketable securities and workers'
  compensation deposits                                           1,702          1,647
Deferred income taxes                                               582          1,041
Other assets                                                        401            436
                                                                -------         ------
                                                                $75,614        $54,673
                                                                =======        =======

           Liabilities and Stockholders' Equity

Current liabilities:
  Current portion of long-term debt                             $   348        $    88
  Accounts payable                                                  994            727
  Accrued payroll, payroll taxes and related benefits            17,427         13,881
  Workers' compensation claims liabilities                        4,946          3,886
  Safety incentives liabilities                                   4,807          2,007
  Other accrued liabilities                                         414            361
                                                                -------        -------
    Total current liabilities                                    28,936         20,950
Long-term debt, net of current portion                            1,441            400
Customer deposits                                                   608            455
Long-term workers' compensation claims liabilities                4,840          1,031
Other long-term liabilities                                          --             45
Deferred gain on sale and leaseback                               1,036          1,158
Stockholders' equity                                             38,753         30,634
                                                                -------         ------
                                                                $75,614        $54,673
                                                                =======        =======

Outlook for First Quarter 2005

      The Company also disclosed today limited financial guidance with respect to its operating results for the first quarter ending March 31, 2005. The Company expects gross revenues for the first quarter of 2005 to range from $152 million to $154 million, an increase of approximately 30% over the first quarter of 2004, and anticipates diluted earnings per share for the first quarter of 2005 to range from $.13 to $.14 per share, an increase of 30% to 40% over the same period a year ago. A reconciliation of estimated gross revenues to estimated GAAP net revenues for the first quarter of 2005 is not included because PEO revenues and cost of PEO revenues for the period are not reasonably estimable.

      On February 11, 2005 at 9:00 a.m. Pacific Time, William W. Sherertz and Michael D. Mulholland will host an investor telephone conference call to discuss fourth quarter 2004 operating results. To participate in the call, dial
(877)356-3717. The call identification number is 3986981. The conference call will also be webcast live at www.barrettbusiness.com. To access the webcast, click on the Investor Relations section of the Web site and select Webcast. A replay of the call will be available beginning February 11, 2005 at 11:00 a.m. and ending February 18, 2005. To listen to the recording, dial (800)642-1687 and enter conference identification code 3986981.

      BBSI provides human resource management solutions to large and small companies throughout many regions of the United States.

      Statements in this release about future events or performance, including earnings expectations for the first quarter of 2005, are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Factors that could affect future results include economic conditions in the Company's service areas, the effect of changes in the Company's mix of services on gross margin, future workers' compensation claims experience, the effect of changes in the workers' compensation regulatory environment in one or more of our primary markets, collectibility of accounts receivable, and availability of funding for working capital purposes, among others. Other important factors that may affect the Company's future prospects are described in the Company's 2003 Annual Report on Form 10-K. Although forward-looking statements help to provide complete information about the Company, readers should keep in mind that forward-looking statements may be less reliable than historical information. The Company undertakes no obligation to update or revise forward-looking statements in this release to reflect events or changes in circumstances that occur after the date of this release.

                                      #####